                                                               EXHIBIT (16)(a)


                         UTILITY FUND - CLASS A SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1996

                                                                  n
Formula                                                     P(1+T)   = ERV

Including Payment of the Sales Charge
Net Asset Value                                              $15.30
Initial Investment                                        $1,000.00  = P
Ending Redeemable Value                                   $1,130.12  = ERV
One year period ended 06/30/96                                    1  = n

TOTAL RETURN FOR THE PERIOD                                  13.01%  = T


Excluding Payment of the Sales Charge
Net Asset Value                                              $15.30
Initial Investment                                        $1,000.00  = P
Ending Redeemable Value                                   $1,199.32  = ERV
One year period ended 06/30/96                                    1  = n

TOTAL RETURN FOR THE PERIOD                                   19.93  = T

            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1996

                                                                  n
Formula                                                     P(1+T)   = ERV

Including Payment of the Sales Charge
Net Asset Value                                              $15.30
Initial Investment                                        $1,000.00  = P
Ending Redeemable Value                                   $1,138.15  = ERV
Inception through 06/30/96                                     2.93  = n

TOTAL RETURN FOR THE PERIOD                                   4.52%  = T


Excluding Payment of the Sales Charge
Net Asset Value                                              $15.30
Initial Investment                                        $1,000.00  = P
Ending Redeemable Value                                   $1,207.38  = ERV
Inception through 06/30/96                                     2.93  = n

TOTAL RETURN FOR THE PERIOD                                   6.64%  = T

                         UTILITY FUND - CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996


Formula                      ERV - P
                             -------
                                P                    = T

Including Payment of the Sales Charge
Net Asset Value                                  $15.30
Initial Investment                            $1,000.00  = P
Ending Redeemable Value                       $1,138.15  = ERV

TOTAL RETURN FOR THE PERIOD                      13.82%  = T


Excluding Payment of the Sales Charge
Net Asset Value                                  $15.30
Initial Investment                            $1,000.00  = P
Ending Redeemable Value                       $1,207.38  = ERV

TOTAL RETURN FOR THE PERIOD                      20.74%  = T

                         UTILITY FUND - CLASS B SHARES

          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1996

                                                     n
Formula                                        P(1+T)   = ERV

Including Payment of the CDSC
Net Asset Value                                 $15.30
Initial Investment                           $1,000.00  = P
Ending Redeemable Value                      $1,150.81  = ERV
One year period ended 06/30/96                       1  = n

TOTAL RETURN FOR THE PERIOD                     15.08%  = T


Excluding Payment of the CDSC
Net Asset Value                                 $15.30
Initial Investment                           $1,000.00  = P
Ending Redeemable Value                      $1,190.81  = ERV
One year period ended 06/30/96                       1  = n

TOTAL RETURN FOR THE PERIOD                     19.08%  = T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1996

                                                     n
Formula                                        P(1+T)   = ERV


Including Payment of the CDSC
Net Asset Value                                 $15.30
Initial Investment                           $1,000.00  = P
Ending Redeemable Value                      $1,145.64  = ERV
Inception through 06/30/96                        2.93  = n

TOTAL RETURN FOR THE PERIOD                      4.75%  = T


Excluding Payment of the CDSC
Net Asset Value                                 $15.30
Initial Investment                           $1,000.00  = P
Ending Redeemable Value                      $1,180.64  = ERV
Inception through 06/30/96                        2.93  = n

TOTAL RETURN FOR THE PERIOD                      5.83%  = T

                         UTILITY FUND - CLASS B SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                         ERV - P
                                -------
                                  P                = T

Including Payment of the CDSC
Net Asset Value                                $15.30
Initial Investment                          $1,000.00  = P
Ending Redeemable Value                     $1,145.64  = ERV

TOTAL RETURN FOR THE PERIOD                    14.56%  = T


Excluding Payment of the CDSC
Net Asset Value                                $15.30
Initial Investment                          $1,000.00  = P
Ending Redeemable Value                     $1,180.64  = ERV

TOTAL RETURN FOR THE PERIOD                    18.06%  = T

                         UTILITY FUND - CLASS C SHARES


          TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1996

                                                 n
Formula                                    P(1+T)   = ERV

Including Payment of the CDSC
Net Asset Value                             $15.29
Initial Investment                       $1,000.00  = P
Ending Redeemable Value                  $1,180.04  = ERV
One year period ended 06/30/96                   1  = n

TOTAL RETURN FOR THE PERIOD                 18.00%  = T


Excluding Payment of the CDSC
Net Asset Value                             $15.29
Initial Investment                       $1,000.00  = P
Ending Redeemable Value                  $1,190.04  = ERV
One year period ended 06/30/96                   1  = n

TOTAL RETURN FOR THE PERIOD                 19.00%  = T


            TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1996

                                                 n
Formula                                    P(1+T)   = ERV

Including Payment of the CDSC
Net Asset Value                             $15.29
Initial Investment                       $1,000.00  = P
Ending Redeemable Value                  $1,166.90  = ERV
Inception through 06/30/96                    2.88  = n

TOTAL RETURN FOR THE PERIOD                  5.51%  = T

Excluding Payment of the CDSC
Net Asset Value                             $15.29
Initial Investment                       $1,000.00  = P
Ending Redeemable Value                  $1,166.90  = ERV
Inception through 06/30/96                    2.88  = n

TOTAL RETURN FOR THE PERIOD                  5.51%  = T

                         UTILITY FUND - CLASS C SHARES


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1996

Formula                      ERV - P
                             -------
                               P                   =   T

Including Payment of the CDSC
Net Asset Value                                 $15.29
Initial Investment                           $1,000.00   = P
Ending Redeemable Value                      $1,166.90   = ERV

TOTAL RETURN FOR THE PERIOD                     16.69%   = T

Excluding Payment of the CDSC
Net Asset Value                                 $15.29
Initial Investment                           $1,000.00   = P
Ending Redeemable Value                      $1,166.90   = ERV

TOTAL RETURN FOR THE PERIOD                     16.69%   = T